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          MONTHLY CERTIFICATEHOLDERS' STATEMENT

          CHEVY CHASE MASTER CREDIT CARD TRUST
                      SERIES 1995-1

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy
Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and
Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the
"Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month of November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between
Chevy Chase, as Seller and Servicer, and the Trustee (as amended and supplemented , the "Series Supplement".



     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)   The total amount of the
          distribution to Class A
          Certificateholders, per $1,000

          original certificate principal amount           $      4.5791667

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                    $      4.5791667

          (3)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                    $      0.0000000

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs



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          (1)   The amount of Class A Investor
          Charge Offs                                     $      0.0000000

          (2)   The amount of Class A Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                $      0.0000000

          (3)   The total amount reimbursed in
          respect of Class A Investor Charge Offs         $      0.0000000

          (4)   The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                    $      0.0000000

          (5)   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such Distribution Date   $      0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per
          $1,000 original certificate principal amount.


          (1)   The total amount of the
          distribution to Class B
          Certificatedholders, per $1,000
          original certificate principal amount           $      4.6958335

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                     $      4.6958335

          (3)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                     $      0.0000000

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)   The amount of Class B Investor
          Charge Offs                                     $      0.0000000

          (2)   The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                $      0.0000000

          (3)   The total amount reimbursed in
          respect of Class B Investor Charge Offs         $      0.0000000

          (4)   The amount set forth in paragraph
          3 above, per $1,000 original



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          certificate principal amount                    $      0.0000000

          (5)   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                               $      0.0000000




                                       CHEVY CHASE BANK, F.S.B.,
                                         Service

                                                 Mark A. Holles
                                       By  ________________________________
                                                 Mark  A. Holles
                                                  Vice President